Exhibit 10.1
AMENDMENT NO. 2
TO
SPONSOR SUPPORT AGREEMENT
This AMENDMENT NO. 2 TO THE SPONSOR SUPPORT AGREEMENT (this “Amendment”) dated as of June 15, 2020, is made by and among Act II Global LLC, a Delaware limited liability company (together with its successors, the “Sponsor”), Act II Global Acquisition Corp., a Cayman Islands exempted company (“Act II”), Flavors Holdings Inc., a Delaware corporation (“Flavors Holdings”), MW Holdings I LLC, a Delaware limited liability company (“MW Holdings I”), MW Holdings III LLC, a Delaware limited liability company (“MW Holdings III”), and Mafco Foreign Holdings, Inc., a Delaware corporation (“Mafco Foreign Holdings” and together with Flavors Holdings, MW Holdings I and MW Holdings III, the “Sellers”). The Sponsor, Act II and the Sellers shall be referred to herein from time to time collectively as the “Parties.”
RECITALS
WHEREAS, Act II and the Sellers entered into a Purchase Agreement dated as of December 19, 2019, as amended by Amendment No. 1 dated as of February 12, 2020, Amendment No. 2 dated as of May 8, 2020, and Amendment No. 3 dated as of the date hereof (as amended, supplemented, or modified, the “Purchase Agreement”);
WHEREAS, concurrently with the Purchase Agreement, the Parties entered into that certain Sponsor Support Agreement dated as of December 19, 2019, as amended by Amendment No. 1 dated as of February 12, 2020, and subsequently amended by this Amendment (as amended, supplemented, or modified, the “Agreement”), whereby the Sponsor agreed to defer certain of its equity interests in Act II as of immediately following the Closing and agreed to certain covenants and agreements related to the transactions contemplated by the Purchase Agreement; and
WHEREAS, the Parties desire to amend the Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.   Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement.
2.   Amendments to the Agreement.
(a)   Section 2.a of the Agreement is amended and restated in its entirety as follows:
“a.   The Sponsor hereby agrees that, on or prior to the Closing Date, the Sponsor shall enter into an Escrow Agreement, as contemplated under the Purchase Agreement, pursuant to which the Sponsor shall deposit an aggregate of 3,000,000 Class A ordinary shares (which, for avoidance of doubt, will be converted at Closing from Founder Shares) (the “Escrowed Sponsor Shares”), to be held and distributed by the Escrow Agent on the terms and conditions set forth therein. Subject to the terms and conditions of this Agreement, the Sponsor unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Section 2 of this Agreement.”
(b)   Section 5.c of the Agreement is hereby deleted in its entirety.
3.   Effect of the Amendment. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. On and after the date hereof, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Agreement in any other agreements, documents, or instruments executed and delivered pursuant to or in connection with the Purchase Agreement or Ancillary Documents will mean and be a reference to the Agreement as amended by this Amendment and as previously amended by Amendment No. 1 dated as of February 12, 2020.
4.   Miscellaneous.
(a)   This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).
(b)   The headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment.
(c)   This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the day and year first above written.
ACT II GLOBAL LLC
By:	/s/ John Carroll
	Name:	John Carroll
	Title:	Managing Member
ACT II GLOBAL ACQUISITION CORP.
By:	/s/ Ira J. Lamel
	Name:	Ira J. Lamel
	Title:	Chief Financial Officer
[Signature Page to Amendment No. 2 to Sponsor Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the day and year first above written.
FLAVORS HOLDINGS INC.
By:	/s/ Edward Mammone
	Name:	Edward Mammone
	Title:	Senior Vice President, Controller
MW HOLDINGS I LLC
By:	Flavors Holdings Inc., its sole member
By:	/s/ Edward Mammone
	Name:	Edward Mammone
	Title:	Senior Vice President, Controller
MW HOLDINGS III LLC
By:	Flavors Holdings Inc., its sole member
By:	/s/ Edward Mammone
	Name:	Edward Mammone
	Title:	Senior Vice President, Controller
MAFCO FOREIGN HOLDINGS, INC.
By:	/s/ Marji Gordon-Brown
	Name:	Marji Gordon-Brown
	Title:	Associate Tax Counsel
[Signature Page to Amendment No. 2 to Sponsor Support Agreement]